Exhibit 99.3

Wintrust Financial Corporation Acquisition of Macatawa Bank Corporation: Strategic Expansion Into West Michigan With a High - Performing Banking Platform April 15, 2024

2 Forward Looking Statements This communication contains forward - looking statements within the meaning of the federal securities laws relating to the propose d acquisition of Macatawa Bank Corporation (“Macatawa”) by Wintrust Financial Corporation (“Wintrust”) and integration of Macatawa with Wintrust, the combin ati on of their businesses and projected revenue, as well as profitability and earnings outlook. All statements other than statements of historical fact are st atements that could be deemed forward - looking statements, including all statements regarding the intent, belief or current expectations of Wintrust and Macatawa an d m embers of their respective senior management teams. Investors and security holders are cautioned that such statements are predictions, are not guarantees of f utu re performance and actual events or results may differ materially. Completion of the acquisition, expected financial results or other plans are subject to a numb er of risks and uncertainties. Additional risks and uncertainties may include, but are not limited to, the risk that expected cost savings, revenue synergie s a nd other financial benefits from the proposed merger may not be realized or take longer than expected to realize, the failure to obtain required regulatory or sha reh older approvals for the proposed merger, the failure of the closing conditions in the merger agreement to be satisfied or any unexpected delay in closing the mer ger transaction. Further information regarding additional factors that could cause results to differ materially from those contained in the fo rwa rd - looking statements, see “Risk Factors” and the forward - looking statement disclosure contained in the Annual Report on Form 10 - K for the most recently ended fi scal year of each of Wintrust and Macatawa, as well as the proxy statement/prospectus described below, and other documents subsequently filed by Wintrust or Ma cat awa with the Securities and Exchange Commission. Forward - looking statements are based on information currently available to Wintrust and Macatawa, and the p arties assume no obligation and disclaim any intent to update any such forward - looking statements.

Transaction Highlights

Expansion into Economically Attractive Greater Grand Rapids and West Michigan Markets	✓ Expands Wintrust's Midwest geographic presence into economically attractive contiguous West Michigan markets ✓ Overlays Wintrust's unique community bank operating model with Macatawa's significant scarcity value in the Grand Rapids MSA as one of the largest locally-headquartered banks ✓ Continue to capitalize on favorable underlying economic trends and expected growth profile in West Michigan
Utilize High-Performing Macatawa Platform for Future Growth in Michigan	✓ Macatawa is a high-performing commercially-focused community bank that can be leveraged to drive future Wintrust growth into complementary Michigan markets ✓ History of robust financial returns; Macatawa currently operates at a 1.60% ROAA (2023Y) ✓ Macatawa to maintain, like other Wintrust subsidiaries, a community banking model, its charter, name, and brand to actively best serve all stakeholders
Macatawa's Leading Community Banking Franchise will Benefit from Wintrust's Resources	✓ Strong low-cost and granular core deposit base with 1.35% cost of deposits and 87% non-time deposit composition (Q4'23) ✓ Commercial-focus with strong ties to the local business community; 82% total commercial loan composition ✓ Additive wealth/trust business with $1.2Bn of assets under administration (AUA) ✓ Integrates Wintrust's differentiated model, product suite and infrastructure with Macatawa's platform and customer base
Ability to Leverage Macatawa's Significant Excess Capital and Liquidity	✓ Significant potential benefit from deployment of Macatawa's large levels of excess liquidity and capital ✓ Macatawa has a 55% Loan / Deposit ratio and 17.7% CET1 Ratio ✓ Strong asset-liability position with short duration loan and securities portfolios; asset sensitive balance sheet benefitting from higher rates
Low Execution Risk Driven by Pristine Asset Quality, Consistent Operating Cultures and Wintrust's Proven Acquisition Expertise	✓ Conservative credit philosophy and pristine asset quality with NCOs < 0.0% (Q4'23) ✓ Wintrust has significant alignment with the culture and management of Macatawa with a focus on customers, communities and employees ✓ Expected efficient integration leveraging Wintrust's proven acquisition expertise

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Overview of Macatawa Bank Corporation

A High-Performing West Michigan Commercially-Focused Community Bank with a Strong Core Deposit Franchise, Significant Excess Capital & Liquidity, and Pristine Asset Quality

Overview of Macatawa Bank

(As of Q4'23)

Total Assets	$2.7Bn
Total Deposits	$2.4Bn
Headquarters	Holland, Michigan
Chairman of the Board	Richard Postma
President and Chief Executive Officer	Jon Swets
Ticker	MCBC (NASDAQ-Listed)
Year Founded	1997
Branches	26 Full-Service Retail Branches
Wealth Assets Under Administration	$1.2Bn

Financial Summary

Balance Sheet & Capital (As of Q4'23, %)	
Cash & Securities / Assets	47
Loan / Deposit Ratio	55
Non-Time Deposit Composition	87
TCE / TA	10.4
CET1 Ratio	17.7
NCOs / Avg. Loans	(0.01)
Reserves / Loans	1.30
Profitability (2023Y, %)	
ROAA	1.60
ROATCE	16.4
NIM	3.36
Efficiency Ratio	49
Fee Income Ratio	17

Source: SNL Financial, Company Filings

Key Franchise Highlights

1. Attractive Low Cost, Core Deposit Franchise
2. Strong Balance Sheet with Significant Excess Capital & Liquidity
3. Commercially-Focused Loan Portfolio with Pristine Credit Quality
4. Robust History of Financial Returns & Performance Metrics
5. Significant Scarcity Value in the Attractive Grand Rapids MSA
6. Wealth Business Contributing to Relationship Banking Model
7. Experienced Management Team Leading the Business Bank of West Michigan

Loan & Deposit Composition

Loan Composition

(As of Q4'23, %)



Consumer 4%
Residential Mortgage 14%
C&I 38%
Real Estate - Construction 8%
Real Estate - Mortgage 36%

Loans: $1.3Bn
Yield on Loans (Q4'23): 5.7%

Deposit Composition

(As of Q4'23, %)



CDs 13%
Non-Interest Bearing 27%
Savings & Money Market 34%
Interest Bearing Demand 26%

Deposits: $2.4Bn
Cost of Deposits (Q4'23): 1.35%

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Macatawa Bank: A Leading Franchise Across All Key Attributes

		Macatawa	Bank Industry [1] Top Quartile	Bank Industry [1] Median	Macatawa vs. Bank Industry [1]
Deposit Franchise	Cost of Deposits (Q4'23)	1.35%	1.58%	2.10%	✓+
	Non-Time Deposit Composition	87%	87%	85%	✓+
	Cycle-to-Date Deposit Beta [2]	25%	29%	38%	✓+
Balance Sheet & Capital	Loan / Deposit Ratio	55%	78%	85%	✓+
	Cash / Assets	16%	6%	4%	✓+
	CET1 Ratio	17.7%	13.2%	11.7%	✓+
Loans & Asset Quality	C&I Loan Composition	38%	33%	23%	✓+
	NCOs / Avg. Loans (Q4'23)	(0.01)%	0.08%	0.15%	✓+
	Reserves / Total Loans	1.30%	1.30%	1.18%	✓+
Financial Performance	ROAA ('23Y)	1.60%	1.22%	1.06%	✓+
	ROATCE ('23Y)	16.4%	18.2%	14.4%	✓
	NIM ('23Y)	3.36%	3.54%	3.30%	✓
	Efficiency Ratio ('23Y)	49%	51%	55%	✓+
Markets & Demographics	Population Growth 5-Year Projection	3.0% [3]	2.4% [4]		✓+
	Median Household Income	$80.9k [3]	$75.9k [4]		✓+
	Current Unemployment Rate	3.1% [3]	3.9% [4]		✓+
Wealth & Fee Income	AUA / Assets	42%	66%	33%	✓
	Fee Income Ratio ('23Y)	17%	23%	17%	✓

✓+ Above Bank Industry Top Quartile
✓ Above Bank Industry Median

Source: SNL Financial, Company Filings; financial data as of 12/31/2023

Notes:

1. Bank industry represents KRX regional bank index
2. Cycle to date beta represents deposit beta measured relative to 525 bps change in Fed Funds as of Q4'23 since the beginning of the rate hiking cycle as of Q4'21
3. Macatawa's metrics represent weighted average franchise information using demographic and economic data by county (Ottawa, Kent and Allegan counties) and amount of Macatawa's deposits per county
4. Bank industry represents U.S. national average

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Macatawa Bank's Strong Presence in the West Michigan Market

Significant Scarcity Value in Attractive Michigan Markets with Favorable Economic Trends

Pro Forma Wintrust Footprint and Expansion into Michigan



Wisconsin
Madison
Milwaukee
Racine
Kenosha
Rockford
Chicago
Illinois
Grand Rapids
Michigan
Ann Arbor
Detroit
South Bend
Fort Wayne
Toledo
Cleveland
Ohio
Indiana
WTFC: 177 Branches
MCBC: 26 Branches

Macatawa Deposit Market Share

MSA	Deposits ($MM)[1]	Branches (#)[2]	Rank (#)	Local Rank (#)[3]
Grand Rapids	2,189	24	5	1
Holland	141	2	5	1
Macatawa	**2,330**	**26**	**-**	**1**

Grand Rapids MSA Deposit Market Share [1]

Rank (Overall) (#)	Local Rank [3] (#)	Company	Deposits ($Bn)	Branches (#)	Deposits / Branch ($MM)
1	-	Huntington	5.7	36	157
2	-	Fifth Third	5.6	36	155
3	-	Northpointe Bancshares [4]	3.0	1	3037
4	-	JPMorgan Chase	3.0	23	129
5	**1**	**Macatawa Bank**	**2.2**	**24[2]**	**91**
6	2	Mercantile Bank	2.1	13	159
7	3	Independent Bank	1.4	18	77
8	-	Bank of America	1.0	7	138
9	-	PNC	0.8	13	63
10	4	West Michigan Community Bank	0.8	9	87
11	5	ChoiceOne	0.8	10	76
12	-	Comerica	0.6	11	52
13	6	Grand River Commerce	0.4	2	223
14	7	United Bank Financial	0.4	9	47
15	8	HCB Financial	0.4	4	95
Market Total			**29.9**	**255**	**117**

Key Economic and Demographic Trends

Projected Population Growth (2024 – 2029E)



3.0%
1.2%
Macatawa Markets[5]
Midwest[6]

Projected Household Income Growth (2024 – 2029E)



9.6%
8.9%
Macatawa Markets[5]
Midwest[6]

Current Unemployment Rate (February 2024)



3.1%
3.3%
Macatawa Markets[5]
Midwest[6]

Source: SNL Financial

Notes:

1. Deposits per FDIC deposit information as of September 30, 2023 (sourced from SNL Financial)
2. Excludes three facilities with no deposits; 26 retail locations across both Grand Rapids and Holland MSAs
3. Local rank defined as independent traditional community banks with headquarters in Michigan
4. Primarily a mortgage bank with one branch in Grand Rapids; excluded from local bank ranking
5. Macatawa's metrics represent weighted average franchise information using demographic and economic data by county (Ottawa, Kent and Allegan counties) and amount of Macatawa's deposits per county
6. Midwest states include Illinois, Indiana, Iowa, Kansas, Michigan, Minnesota, Missouri, Nebraska, North Dakota, Ohio, South Dakota, and Wisconsin, and metrics reflective of deposit concentration in each state

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Notes: 1. Market data as of April 15, 2024 7 Key Transaction Terms • Consideration Mix – 100% WTFC common stock • Exchange Ratio – Floating exchange ratio with a symmetrical collar of ̃ $12.00 per WTFC share price at signing (as set forth in the merger agreement); fixed exchange ratio outside of collar band • Transaction Value – Approximately $510.3MM deal value, or $14.85 per share (1) • Transaction Value / 2025E Consensus EPS – 11.6x • Pro Forma Ownership – Wintrust: 92% / Macatawa: 8% (1) • Earnings per Share – Expected minimal impact in 2024; expected to be accretive in first year excluding integration expenses • Capital Ratios – Expected slight increase on a pro forma basis at close • Bank Charter – Macatawa to be a separately chartered bank subsidiary of Wintrust Financial Corporation • Macatawa Name and Brand – Operate with the Macatawa name and brand in Michigan • Integration – Expected efficient integration leveraging Wintrust’s proven acquisition expertise • Closing – Estimated 2H’2024 • Wintrust Board – Richard Postma, current Chairman of Macatawa Bank Corporation, expected to join the Wintrust Financial Corporation Board of Directors • Macatawa Bank Board – A number of current Macatawa Directors expected to continue to serve on Macatawa Bank Board • Management – Macatawa Bank to continue to be led by talented management team within Michigan markets • Community – Continue to support Macatawa communities in a consistent manner on go forward basis Cost Savings Consideration & Deal Value Integration Estimated Transaction Impacts to Wintrust Board, Management, and Employees

8 Key Takeaways Low Execution Risk Driven by Pristine Asset Quality, Consistent Operating Cultures and Wintrust’s Proven Acquisition Expertise Utilize High - Performing Macatawa Platform for Future Growth in Michigan Expansion into Economically Attractive Greater Grand Rapids and West Michigan Markets Ability to Leverage Macatawa’s Significant Excess Capital and Liquidity Macatawa’s Leading Community Banking Franchise will Benefit from Wintrust’s Resources

Important Information for Investors and Security Holders and Participants in the Solicitation

Important Information for Investors and Security Holders

This communication is being made in respect of the proposed merger transaction involving Wintrust and Macatawa. This communication is for informational purposes only and is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy Wintrust's or Macatawa's securities or the solicitation of any vote or approval.

The proposed merger transaction will be submitted to the shareholders of Macatawa for their consideration. In connection therewith, the parties intend to file relevant materials with the Securities and Exchange Commission (the "SEC"), including a Registration Statement on Form S-4, which will include the proxy statement of Macatawa that constitutes a prospectus of Wintrust (the "proxy statement/prospectus"). However, such materials are not currently available. The proxy statement/prospectus will be mailed to the shareholders of Macatawa when available. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WINTRUST, MACATAWA, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the proxy statement/prospectus, any amendments or supplements thereto and other documents containing important information about Wintrust and Macatawa and/or the proposed transaction, once such documents are filed with the SEC, at the SEC's website at www.sec.gov. In addition, copies of the documents filed with the SEC by Wintrust, including the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus, will be available free of charge on the Wintrust's website at www.wintrust.com under the heading "Investor Relations" and then under the link "Documents" or by contacting David A. Dykstra, Vice Chair and Chief Operating Officer at (847) 939-9000. Copies of the documents filed with the SEC by Macatawa, including the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus, will be available free of charge on Macatawa's website at www.macatawabank.com under the heading "Investor Relations" or by contacting Bryan Barker, Chief Financial Officer at (616) 494-1448.

Participants in the Solicitation

Wintrust, Macatawa and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Wintrust is set forth in its proxy statement for its 2024 annual meeting of shareholders, which was filed with the SEC on April 4, 2024, its annual report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 28, 2024, and in subsequent documents filed with the SEC, each of which can be obtained free of charge from the sources indicated above. Information about the directors and executive officers of Macatawa is set forth in its proxy statement for its 2023 annual meeting of shareholders, which was filed with the SEC on March 17, 2023, its annual report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 15, 2024, and in subsequent documents filed with the SEC, each of which can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitation, including a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC.

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